Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Catriona M. Fallon, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report of Marin Software Incorporated on Form 10-K for the fiscal year ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Marin Software Incorporated for the periods presented therein.

Date: February 22, 2016

By:	/s/ Catriona M. Fallon
Catriona M. Fallon
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)